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                                                                    Exhibit 23.0

                                                 [Letterhead of Arthur Andersen]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-37222, 333-07107, 333-48785 and 333-76785) of our report dated January 24, 2001 incorporated by reference in Commonwealth Bancorp, Inc.'s Form 10-K for the year ended December 31, 2000.


/s/ Arthur Andersen

Philadelphia, Pennsylvania
  March 15, 2001